                                                                     Exhibit 4.4


                         REGISTRATION RIGHTS AGREEMENT

                           Dated as of May 26, 2000

                                 by and among

                            TNP ENTERPRISES, INC.,

                                  as Issuer,

                                      and

                           CIBC WORLD MARKETS CORP.

                                      and
                            CHASE SECURITIES INC.,
                             as Initial Purchasers
                          __________________________
                               100,000 Shares of

                  14 1/2% SENIOR REDEEMABLE PREFERRED STOCK,

                    $1,000 Liquidation Preference Per Share

                               TABLE OF CONTENTS
                               -----------------

                                                           Page
                                                           ----
1.   Definitions.........................................   1

2.   Exchange Offer......................................   5

3.   Shelf Registration..................................   8

4.   Additional Dividends................................   9

5.   Registration Procedures.............................  11

6.   Registration Expenses...............................  20

7.   Indemnification.....................................  21

8.   Rules 144 and 144A..................................  24

9.   Underwritten Registrations..........................  24

10.  Miscellaneous.......................................  25

     (a)     Remedies                                      25
     (b)     No Inconsistent Agreements..................  25
     (c)     Adjustments Affecting Registrable Shares....  25
     (d)     Amendments and Waivers......................  25
     (e)     Notices                                       26
     (f)     Successors and Assigns......................  27
     (g)     Counterparts................................  27
     (h)     Headings                                      27
     (i)     Governing Law...............................  28
     (j)     Severability................................  28
     (k)     Shares Held by the Company or Its Affiliates  28
     (l)     Third Party Beneficiaries...................  28
     (m)     Registration of Dividend Shares.............  28
     (n)     Entire Agreement............................  28

                      SHARE REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this "Agreement") is made and
                                                    ---------
entered into as of May 26, 2000, by and among TNP Enterprises, Inc., a Texas corporation, as issuer (the "Company"), and CIBC World Markets Corp. and Chase
                             -------
Securities Inc., as initial purchasers (the "Initial Purchasers").
                                             ------------------

          This Agreement is entered into in connection with the Purchase Agreement, dated May 19, 2000, by and among the Company, SW Acquisition, L.P., a Texas limited Partnership (the "Partnership" and, together with the Company, the
                                -----------
"Issuers"), and the Initial Purchasers (the "Purchase Agreement") relating to,
 -------                                     ------------------
among other things, the sale by the Issuers to the Initial Purchasers of 100,000 units (the "Units") consisting of 100,000 shares (the "Initial Shares") of the
            -----                                      --------------
Company's 14 1/2% Senior Redeemable Preferred Stock, $1,000 liquidation preference per share (the "Shares"), and 100,000 warrants exercisable into
                           ------
limited partnership interests in the Partnership. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the holders of Registrable Shares (as defined), including, without limitation, the Initial Purchasers. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Shares under the Purchase Agreement.

          The parties hereby agree as follows:

1.   Definitions
     -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Dividends:  See Section 4(a).
          --------------------

          Advice:  See the last paragraph of Section 5.
          ------

          Agreement:  See the first introductory paragraph to this agreement.
          ---------

          Applicable Period:  See Section 2(b).
          -----------------

          Business Day:  A day that is not a Saturday, a Sunday, or a day on
          ------------
which banking institutions in New York, New York are required to be closed.

          Closing Date:  The Closing Date as defined in the Purchase Agreement.
          ------------

          Commission:  The Securities and Exchange Commission.
          ----------

          Company:  See the first introductory paragraph to this Agreement.
          -------

          Dividend Shares:  The Shares issued as dividends on outstanding Shares
          ---------------
or Dividend Shares, as the case may be.

          DTC:  See Section 5(i).
          ---

          Effectiveness Date:  The 150th day after the Issue Date.
          ------------------

          Effectiveness Period:  See Section 3(a).
          --------------------

          Event Date:  See Section 4(b).
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the Commission promulgated thereunder.

          Exchange Offer:  See Section 2(a).
          --------------

          Exchange Registration Statement:  See Section 2(a).
          -------------------------------

          Exchange Shares:  See Section 2(a).
          ---------------

          Filing Date:  The 60th day after the Issue Date (regardless of whether
          -----------
the actual filing precedes such date).

          Holder:  Any registered holder of Registrable Shares.
          ------

          Indemnified Person:  See Section 7(c).
          ------------------

          Indemnifying Person:  See Section 7(c).
          -------------------

          Initial Purchasers:  See the first introductory paragraph to this
          ------------------
Agreement.

          Initial Shares:  See the second introductory paragraph to this
          --------------
Agreement.

          Initial Shelf Registration:  See Section 3(a).
          --------------------------

          Inspectors:  See Section 5(o).
          ----------

          Issue Date:  The date on which the Shares were sold to the Initial
          ----------
Purchasers pursuant to the Purchase Agreement.

          Issuers:  See the second introductory paragraph to this Agreement.
          -------

          NASD:  National Association of Securities Dealers, Inc.
          ----

          Participant:  See Section 7(a).
          -----------

          Participating Broker-Dealer:  See Section 2(b).
          ---------------------------

          Partnership:  See the second introductory paragraph to this Agreement.
          -----------

          Person:  Any individual, corporation, partnership, limited liability
          ------
company, joint venture, association, joint stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

          Private Exchange:  See Section 2(b).
          ----------------

          Private Exchange Shares:  See Section 2(b).
          -----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the second introductory paragraph to this
          ------------------
Agreement.

          Records:  See Section 5(o).
          -------

          Registrable Shares:  Each Share upon original issuance thereof and at
          ------------------
all times subsequent thereto, each Exchange Share as to which Section 2(c)(iv) hereof is applicable upon original issuance thereof and at all times subsequent thereto and each Private Exchange Share, if issued, upon original issuance thereof and at all times subsequent thereto, until, in the case of any such Share, Exchange Share or Private Exchange Share, if issued, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Share as to which Section 2(c)(iv) hereof is applicable) covering such Share, Exchange Share or Private Exchange Share, as the case may be, has been declared effective by the Commission and such Share, Exchange Share or Private Exchange Share, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Share, Exchange Share or Private Exchange Share, as the case may be, is sold in compliance with Rule 144, (iii) in the case of any Share, such Share has been exchanged pursuant to the Exchange Offer for an Exchange Share or Exchange Shares which may be resold without restriction under federal securities laws, or (iv) such Share, Exchange Share or Private Exchange Share, as the case may be, ceases to be outstanding for purposes of the Statement of Resolution.

          Registration Statement:  Any registration statement of the Company,
          ----------------------
including, but not limited to, the Exchange Registration Statement, that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 under the Securities Act, as such Rule may be
          --------
amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A:  Rule 144A under the Securities Act, as such Rule may be
          ---------
amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

          Rule 415:  Rule 415 under the Securities Act, as such Rule may be
          --------
amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the Commission promulgated thereunder.

          Shares:  See the second introductory paragraph to this Agreement.
          ------
Unless the context otherwise necessitates, when used in this Agreement the term "Shares" shall be deemed to include any and all Dividend Shares that may be outstanding at the time of the application of any of the applicable provisions of this Agreement.

          Shelf Notice:  See Section 2(c).
          ------------

          Shelf Registration:  See Section 3(b).
          ------------------

          Statement of Resolution:  The statement of resolution filed by the
          -----------------------
Company with the Secretary of State of the State of Texas relating to the Shares issued by the Company.

          Subsequent Shelf Registration:  See Section 3(b).
          -----------------------------

          Transfer Agent:  See Section 2(b)(3).
          --------------

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

          Units:  See the second introductory paragraph to this Agreement.
          -----

2.   Exchange Offer
     --------------

          (a) The Company agrees to file with the Commission no later than the Filing Date, an offer to exchange (the "Exchange Offer") any and all of the
                                        --------------
Registrable Shares (other than Private Exchange Shares, if any) for a like aggregate liquidate preference of preferred equity securities of the Company which are identical in all material respects to the Shares (the "Exchange
                                                                 --------
Shares") (and which are entitled to the benefits of the Statement of
------
Resolution), except that the Exchange Shares shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration
                                                       ---------------------
Statement") and shall comply with all applicable tender offer rules and
---------
regulations under the Exchange Act. The Company agrees to use its reasonable best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is first mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 30th day following the date on which the Exchange Registration Statement is declared effective. If after such Exchange Registration Statement is initially declared effective by the Commission, the Exchange Offer or the issuance of the Exchange Shares thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Shares received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder does not and will not have any arrangement or understanding with any Person to participate in the distribution of the Exchange Shares, that such Holder is not an affiliate of the Company within the meaning of Rule 405 of the Securities Act, and any additional representations that in the written opinion of counsel to the Company are necessary under then-existing interpretations of the Commission in order for the Exchange Registration Statement to be declared effective. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to
                                   ----------------
Registrable Shares that are Private Exchange Shares and Exchange Shares held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Shares (other than Private Exchange Shares and other than in respect of any Exchange Shares as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 of this Agreement.

          (b) The Company shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Shares received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been
 ---------------------------
publicly disseminated by the Staff of the Commission or such positions or policies, in the judgment of the Initial Purchasers, represent the prevailing views of the Staff of the Commission. Such "Plan of Distribution" section shall also allow, to the extent permitted by applicable policies and regulations of the Commission, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent so permitted, all Participating Broker-Dealers, and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Shares.

          The Company shall use its reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time beginning when the Exchange Shares are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed and such Persons are no longer required to comply with the prospectus delivery requirements in connection with offers and sales of the Exchange Shares (the "Applicable Period").
                                              -----------------

          If, upon consummation of the Exchange Offer, any Initial Purchaser holds any Shares acquired by it and having the status of an unsold allotment in the initial distribution, the Company upon the request of such Initial Purchaser shall, simultaneously with the delivery of the Exchange Shares in the Exchange Offer, issue and deliver to such Initial Purchaser, in exchange (the "Private
                                                                      -------
Exchange") for the Shares held by such Initial Purchaser, a like liquidation
--------
preference of preferred equity securities of the Company that are identical in all material respects to the Exchange Shares except for the existence of restrictions on transfer thereof under the Securities Act and securities laws of the several states of the U.S. (the "Private Exchange Shares"). The Private
                                     -----------------------
Exchange Shares shall bear the same CUSIP number as the Exchange Shares to the extent possible. Dividends on the Exchange Shares and Private Exchange Shares will accumulate from the last dividend payment date on which dividends were paid on the Shares surrendered in exchange therefor or, if no dividends have been paid on the Shares, from the Issue Date.

          In connection with the Exchange Offer, the Company shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be a the transfer agent for the Shares (the "Transfer Agent") or an affiliate
                                               --------------
     thereof;

          (3) permit Holders to withdraw tendered Registrable Shares at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

          (5) accept for exchange all Registrable Shares validly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (6) deliver to the Transfer Agent for cancellation all Registrable Shares so accepted for exchange concurrently with the consummation of such exchange; and

          (7) cause the Transfer Agent to authenticate and deliver promptly to each Holder tendering such Registrable Shares, Exchange Shares or Private Exchange Shares, as the case may be, equal in liquidation preference to the Shares of such Holder so accepted for exchange.

          The Exchange Shares and the Private Exchange Shares may be issued under the Statement of Resolution or a statement of resolution identical in all material respects to the Statement of Resolution, which in either event will provide that the Exchange Shares will not be subject to the transfer restrictions set forth in the Statement of Resolution and that the Exchange Shares, the Private Exchange Shares and the Shares, if any, will vote and consent together on all matters as one class and that none of the Exchange Shares, the Private Exchange Shares or the Shares, if any, will have the right to vote or consent as a separate class on any matter.

          (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the Commission, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 180 days of the Issue

Date, (iii) any holder of Private Exchange Shares so requests in writing to the Company or (iv) in the case of any Holder that participates in the Exchange Offer (and tenders its Registrable Shares prior to the expiration thereof), such Holder does not receive Exchange Shares on the date of the exchange that may be sold without restriction under federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act) and so notifies the Company within 30 days following the consummation of the Exchange Offer (and providing a reasonable basis for its conclusions), in the case of each of clauses (i)-(iv), then the Company shall as promptly as practicable deliver to the Holders and the Transfer Agent written notice thereof (the "Shelf Notice") and shall file a Shelf Registration
                     ------------
pursuant to Section 3.

3.   Shelf Registration
     ------------------

          If a Shelf Notice is delivered as contemplated by Section 2(c), then:

          (a)  Shelf Registration.  The Company shall as promptly as reasonably
               ------------------
practicable file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Shares (the "Initial Shelf Registration"). If the Company shall not
                         --------------------------
have yet filed the Exchange Registration Statement, the Company shall file with the Commission the Initial Shelf Registration on or prior to the Filing Date and shall use its reasonable best efforts to cause such Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date. Otherwise, the Company shall file with the Commission the Initial Shelf Registration within 45 days of the delivery of the Shelf Notice and shall use its reasonable best efforts to cause such Shelf Registration to be declared effective under the Securities Act on or prior to the 90th day after filing of the Initial Shelf Registration. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Shares for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Shares to be included in any Shelf Registration. The Company shall use its reasonable best efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is 24 months from the Issue Date (or, if Rule 144(k) under the Securities Act is amended to permit unlimited resales by non-affiliates within a lesser period, such lesser period) (subject to extension pursuant to the last paragraph of Section 5 hereof) (the "Effectiveness Period")
                                                          --------------------
or such shorter period ending when (i) all Registrable Shares covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Shares has been declared effective under the Securities Act.

          (b)  Subsequent Shelf Registrations.  If the Initial Shelf
               ------------------------------
Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the

Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Shares (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed,
 -----------------------------
the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registrations was previously continuously effective. As used herein the term "Shelf Registration" means the Initial Shelf Registration and
                 ------------------
any Subsequent Shelf Registration.

          (c)  Supplements and Amendments.  The Company shall promptly
               --------------------------
supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate liquidation preference of the Registrable Shares covered by such Shelf Registration or by any underwriter of such Registrable Shares, in each case, with the Company's consent, which consent shall not be unreasonably withheld or delayed.

4.   Additional Dividends
     --------------------

          (a) The Company and the Initial Purchasers agree that the Holders of Registrable Shares will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional dividends on the Registrable Shares ("Additional Dividends") under the circumstances and to the
                     --------------------
extent set forth below, each of which shall be given independent effect (each a "Registration Default"):
 --------------------

          (i) if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration has been filed on or prior to the Filing Date or
     (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the 45th day after delivery of the Shelf Notice, then, in the case of subclause (A), commencing on the day after the Filing Date or, in the case of subclause
     (B), commencing on the 46th day following delivery of the Shelf Notice, Additional Dividends shall accumulate on the Registrable Shares over and above the stated dividend rate at a rate of 0.50% per annum for the first 90 days immediately following the Filing Date or such 45th day, as the case may be, such Additional Dividends rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

          (ii) if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration is declared effective on or prior to the Effectiveness Date or (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file a Shelf Registration and such Shelf Registration is not declared effective by the Commission on or prior to the 90th day after filing of the Initial Shelf Registration, then, commencing on the day after the Effectiveness Date or the 90th day, as the case may be, Additional Dividends shall accumulate on the Registrable Shares over and above the stated dividend rate in effect at a rate of 0.50% per annum for the first 90 days immediately following the day after the Effectiveness Date or the 90th day, as the case may be, such Additional Dividends rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; and

          (iii) if (A) the Company has not exchanged Exchange Shares for all Shares validly tendered in accordance with the terms of the Exchange Offer on or prior to the 180th day after the Issue Date, (B) the Exchange Registration Statement ceases to be effective prior to consummation of the Exchange Offer or (C) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then Additional Dividends shall accumulate on the Registrable Shares over and above the stated dividend rate at a rate of 0.50% per annum for the first 90 days commencing on the (x) 181st day after the Issue Date in the case of (A) above or (y) the day such Exchange Registration Statement or Shelf Registration ceases to be effective in the case of (B) and (C) above, such Additional Dividends rate increasing by an additional 0.25% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Dividends rate on the Registrable Shares
--------  -------
may not exceed in the aggregate 2.0% per annum; provided further that (1) upon
                                                -------- -------
the filing of the Exchange Registration Statement or each Shelf Registration (in the case of (i) above), (2) upon the effectiveness of the Exchange Registration Statement or each Shelf Registration, as the case may be (in the case of (ii) above), or (3) upon the exchange of Exchange Shares for all Registrable Shares tendered (in the case of (iii)(A) above) or upon the effectiveness of an Exchange Registration Statement or Shelf Registration which had ceased to remain effective (in the case of (iii)(B) and (C) above), Additional Dividends on any Registrable Shares then accumulating Additional Dividends as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accumulate.

          (b) The Company shall notify each Holder within one Business Day after each and every date on which a Registration Default occurs in respect of which Additional Dividends is required to be paid (an "Event Date"). Any amounts
                                                       ----------
of Additional Dividends due pursuant to a Registration Default will be payable in cash, semi-annually on each regular dividend payment date specified in the Statement of Resolution (to the Holders of Registrable Shares of record on the regular record date therefor (as specified in the Statement of Resolution) immediately preceding such dates), commencing with the first such regular dividend payment date occurring after any such Additional Dividends commence to accumulate. The amount of Additional Dividends will be determined by multiplying the applicable Additional Dividends rate by the liquidation preference of the Shares subject thereto, multiplied by a fraction, the numerator of which is the number of days such Additional Dividends rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

          Notwithstanding anything to the contrary in this Section 4, the Company shall not be required to pay Additional Dividends to a Holder (i) if such Holder failed to comply with its obligations to make the representations set forth in Section 2(a) or failed to provide the information required to be provided by it, if any, pursuant to Section 5 or (ii) if the Exchange Offer was consummated within 180 days of the Issue Date and such Holder of Registrable Shares was, at any time while the Exchange Offer was pending, eligible to exchange, and did not validly tender, such Registrable Shares for freely transferable corresponding Exchange Shares in such Exchange Offer.

          The parties hereto agree that the liquidated damages provided for in this Section 4 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Registrable Shares by reason of the failure of (i) the Shelf Registration or the Exchange Registration Statement to be filed, (ii) the Shelf Registration to remain effective or (iii) the Exchange Registration Statement to be declared effective and remain effective and the Exchange Offer to be consummated, in each case to the extent required by this Agreement.

5.   Registration Procedures
     -----------------------

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall use its reasonable best efforts to effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall use its reasonable best efforts to:

          (a) Prepare and file with the Commission prior to the Filing Date, the Exchange Registration Statement or if the Exchange Registration Statement is not filed or is unavailable, a Shelf Registration as prescribed by Section 2 or 3, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) a Shelf
                                                   --------
Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period and has advised the Company that it is a Participating Broker-Dealer, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the Holders of the Registrable Shares to be registered pursuant to such Shelf Registration or each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing). The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate liquidation preference of the Registrable Shares covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company shall be deemed not to have used its reasonable best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Shares covered thereby or Participating Broker-Dealers seeking to sell Exchange Shares not being able to sell such Registrable Shares or such Exchange Shares during that period unless such action is required by applicable law, rule or regulation or unless the Company complies with this Agreement, including, without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of
Section 5.

          (c)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period from whom the Company has received written notice that it will be a Participating Broker-Dealer, notify the selling Holders of Registrable Shares, and each such Participating Broker-Dealer, their counsel and the managing underwriters, if any, promptly (but in any event within two Business Days), and confirm such notice in writing,
(i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Shares the representations and warranties of the Company contained in any agreement pursuant to this Agreement (including any underwriting agreement contemplated by Section 5(n) hereof) cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares or the Exchange Shares to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement of material fact made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Shares or the Exchange Shares to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible date.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate liquidation preference of the Registrable Shares being sold in connection with an underwritten offering, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or their counsel reasonably request to be included or made therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

          (f)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, furnish to each selling Holder of Registrable Shares and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer, deliver to each selling Holder of Registrable Shares or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use (in accordance with law) of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Shares and each Participating Broker-Dealer, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Shares covered by, or the sale by Participating Broker-Dealers of the Exchange Shares pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Shares or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders of Registrable Shares and each such Participating Broker-Dealer, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Shares or Exchange Shares, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters, if any, reasonably request in writing; provided that where Exchange Shares held by
                                    --------
Participating Broker-Dealers or Registrable Shares are offered pursuant to an underwritten offering, counsel to the underwriters shall, at the cost and expense of the Company, perform the Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Shares by Participating Broker-Dealers or the Registrable Shares covered by the applicable Registration Statement; provided that the Company shall not be
                                   --------
required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or
(C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Shares, any Participating Broker-Dealer and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company (the "DTC"); and
                                                                    ---
enable such Registrable Shares to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request at least two Business Days prior to such sale of Registrable Shares.

          (j) Use its reasonable best efforts to cause the Registrable Shares covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Shares, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals; provided that the Company shall not be required to
                            --------
(A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (k)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the Commission, at the Company's sole expense, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder or to the purchasers of the Exchange Shares to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (l) Use its reasonable best efforts to cause the Registrable Shares covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate liquidation preference of Registrable Shares covered by such Registration Statement or the managing underwriter or underwriters, if any.

          (m) Prior to the effective date of the first Registration Statement relating to the Registrable Shares, (i) provide the Holders with printed certificates for the Registrable Shares or the Exchange Shares, as the case may be, in a form eligible for deposit with the Depository Trust Company and (ii) provide a CUSIP number for the Registrable Shares or the Exchange Shares, as the case may be.

          (n) In connection with an underwritten offering of Registrable Shares pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of preferred equity securities similar to the Shares and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Shares and, in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of preferred equity securities similar to the Shares, and confirm the same in writing if and when requested; (ii) obtain the opinion of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of preferred equity securities similar to the Shares and such other matters as may be reasonably requested by managing underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of preferred equity securities similar to the Shares and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate liquidation preference of Registrable Shares covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Shares during the Applicable Period, make available for inspection by any selling Holder of such Registrable Shares being sold, and each Participating Broker-Dealer, any underwriter participating in any such disposition of Registrable Shares, if any, and any attorney, accountant or other agent retained by any such selling Holder, each Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during
                    ----------
reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any
 -------
applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder. Each selling Holder of such Registrable Shares and each Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or any of its subsidiaries unless and until such is made generally available to the public. Each Inspector, each selling Holder of such Registrable Shares and each Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction pursuant to clauses
(ii) or (iv) of the previous sentence or otherwise, give notice to the Company and allow the Company to undertake appropriate action to obtain a protective order or otherwise prevent disclosure of the Records deemed confidential at its expense.

          (p) Provide a transfer agent for the Registrable Shares or the Exchange Shares, as the case may be.

          (q) Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Shares are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (r) Upon consummation of the Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company, in a form customary for underwritten transactions, addressed to the Transfer Agent for the benefit of all Holders of Registrable Shares participating in the Exchange Offer or the Private Exchange, as the case may be, as follows: (i) the Exchange Shares or the Private Exchange Shares, as the case may be have been duly authorized, and are validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and (ii) the Amended and Restated Articles of Incorporation of the Company, by virtue of the Statement of Resolution, sets forth the rights, preferences and priorities of the Exchange Shares or Private Exchange Shares, as the case may be, and the holders of Exchange Shares or Private Exchange Shares, as the case may be, will have the rights set forth in the Statement of Resolution.

          (s) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Shares by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Shares or the Private Exchange Shares, as the case may be, the Company shall mark, or caused to be marked, on such Registrable Shares that such Registrable Shares are being cancelled in exchange for the Exchange Shares or the Private Exchange Shares, as the case may be; in no event shall such Registrable Shares be marked as paid or otherwise satisfied.

          (t) Cooperate with each seller of Registrable Shares covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the NASD.

          (u) Use its best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Shares covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Shares as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Shares as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Shares of any seller who fails to furnish such information within a reasonable time after receiving such request. No seller shall be entitled to Additional Dividends pursuant to Section 4 unless and until such seller has provided all such information. Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

          Each Holder of Registrable Shares and each Participating Broker-Dealer agrees by acquisition of such Registrable Shares or Exchange Shares to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or Prospectus or Exchange Shares to be sold by such Holder or Participating Broker-Dealer, as the case may be, and, in each case, dissemination of such Prospectus until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "Advice")
                                                                      ------
by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Shares covered by such Registration Statement or Exchange Shares to be sold by such Participating Bro-ker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or (y) the Advice.

6.   Registration Expenses
     ---------------------

          All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Shares or Exchange Shares and determination of the eligibility of the Registrable Shares or Exchange Shares for investment under the laws of such jurisdictions (x) where the holders of Registrable Shares are located, in the case of the Exchange Shares, or (y) as provided in Section 5(h) hereof, in the case of Registrable Shares or Exchange Shares to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Shares or Exchange Shares in a form eligible for deposit with the DTC and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate liquidation preference of the Registrable Shares included in any Registration Statement or by any Participating Broker-Dealer, as the case may be, (iii) reasonable messenger, telephone and delivery expenses incurred in connection with the Exchange Registration Statement and any Shelf Registration, (iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of special counsel for the Initial Purchasers and the sellers of Registrable Shares, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Company (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company, performing legal or accounting duties), (x) the expense of any annual or special audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, (xii) the fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of the Registrable Shares which discounts, commissions or taxes shall be paid by Holders of such Registrable Shares) and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

7.   Indemnification
     ---------------

          (a) the Company agrees to indemnify and hold harmless each Holder of Registrable Shares and each Participating Broker-Dealer, the officers, directors, employees and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from
                                                           -----------
and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other reasonable expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by or on behalf of such Participant expressly for use therein; provided, however, that the Company shall not be
                           --------  -------
liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Shares or Exchange Shares which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Shares or Exchange Shares sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5 of this Agreement.

          (b) Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Shares or Exchange Shares giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly
                                            ------------------
notify the Person against whom such indemnity may be sought (the "Indemnifying
                                                                  ------------
Person") in writing, and the Indemnifying Person, upon request of the
------
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the
                 --------  -------
Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have reasonably concluded that there may be one or more legal defenses available to it and/or other Indemnified Persons that are different from or additional to those available to any such Indemnifying Person. It is understood that, unless there is a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Shares sold by all such Participants and any such separate firm for the Company, its directors, officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final non-appealable judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its consent if
(i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying

Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the
                                              --------  -------
Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of an Indemnified Person.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions (or alleged statements or omissions) that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Participants or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Shares or Exchange Shares, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.   Rules 144 and 144A
     ------------------

          The Company covenants, for so long as any Registrable Shares remain outstanding, that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner and, if at any time it is not required to file such reports, it will, upon the request of any Holder of Registrable Shares, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A. The Company further covenants, for so long as any Registrable Shares remain outstanding, to make available to any Holder or beneficial owner of Registrable Shares in connection with any sale thereof and any prospective purchaser of such Registrable Shares from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Shares pursuant to Rule 144A.

9.   Underwritten Registrations
     --------------------------

          If any of the Registrable Shares covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate liquidation preference of such Registrable Shares included in such offering and shall be reasonably acceptable to the Company.

          No Holder of Registrable Shares may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  Miscellaneous
     -------------

          (a)  Remedies.  Except as provided in Section 4, in the event of a
               --------
breach by the Company of any of its obligations under this Agreement, each Holder of Registrable Shares and each Participating Broker-Dealer holding Exchange Shares, in addition to being entitled to exercise all rights provided herein, in the Statement of Resolution or, in the case of an Initial Purchaser, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Except as provided in Section 4, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements.  The Company has not entered, as of
               --------------------------
the date hereof, and the Company shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Shares in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and shall not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back rights with respect to a Registration Statement.

          (c)  Adjustments Affecting Registrable Shares.  The Company shall not
               ----------------------------------------
directly or indirectly, take any action with respect to the Registrable Shares as a class that would adversely affect the ability of the Holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement.

          (d)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate liquidation preference of the then outstanding Registrable Shares and (B) in circumstances that would adversely affect Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate liquidation preference of the Exchange Shares held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(d) may not be amended,
--------  -------
modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Shares or Exchange Shares, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Shares whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Shares may be given by Holders of at least a majority in aggregate liquidation preference of the Registrable Shares being tendered or being sold by such Holders pursuant to such Registration Statement.

          (e)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          1. if to a Holder of Registrable Shares or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Statement of Resolution, with a copy in like manner to the Initial Purchasers as follows:

               CIBC WORLD MARKETS CORP.
               CHASE SECURITIES INC.
               c/o CIBC WORLD MARKETS CORP.
               425 Lexington Avenue
               3rd Floor
               New York, New York 10017
               Facsimile No.: (212) 885-4998
               Attention: Corporate Finance
                          Department

          with a copy to:

               Cahill Gordon & Reindel
               80 Pine Street
               New York, New York  10005
               Facsimile No.: (212) 269-5420
               Attention: Roger Meltzer, Esq.

          2. if to the Initial Purchasers, at the address specified in Section 10(e)(1);

          3.   if to the Company, as follows:

               c/o Laurel Hill Capital Partners LLC
               2 Robbins Lane, Suite 201
               Jericho, New York 11753
               Facsimile No.: (516) 933-3108
               Attention: Kathleen Marion
          with copies to:

               Milbank, Tweed, Hadley & McCloy LLP
               1 Chase Manhattan Plaza
               New York, New York 10005
               Facsimile No.: (212) 530-5219
               Attention: M. Douglas Dunn, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Transfer Agent at the address specified in the Statement of Resolution.

          (f) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto and the Holders; provided, however, that this Agreement shall not inure to the
                 --------  -------
benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Shares.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (j) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (k) Shares Held by the Company or Its Affiliates.  Whenever the
              --------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (l) Third Party Beneficiaries.  Holders of Registrable Shares and
              -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (m) Registration of Dividend Shares.  If the issuance of Dividend
              -------------------------------
Shares requires registration under the Securities Act and any such issuance shall not have been effectively registered under the Securities Act pursuant to the Exchange Registration Statement then, prior to any issuance of Dividend Shares, the Company shall file with the Commission and cause to become effective a Registration Statement registering the issuance of such Dividend Shares.

          (n) Entire Agreement.  This Agreement, together with the Purchase
              ----------------
Agreement and the Statement of Resolution, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda among the Initial Purchasers on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                   TNP ENTERPRISES, INC.

                                   By: ___________________________________
                                       Name:
                                       Title:


                                   CIBC WORLD MARKETS CORP.

                                   By: ___________________________________
                                       Name:
                                       Title:


                                   CHASE SECURITIES INC.

                                   By: ___________________________________
                                       Name:
                                       Title: